Exhibit 99.1

 Payments Franchise OverviewOctober 9, 2018

   Forward Looking Statements and Other Disclosures

 1  2    THE BANCORP BUSINESSOur business model and strategy overviewPAYMENTS FRANCHISE OVERVIEWThe Bancorp’s key role in an evolving marketplace

   The Bancorp Strategy  16/30/2018 vs. 6/30/2017 net interest income plus non interest income excluding change in value of unconsolidated entity and gain/loss on sale of securities  The Bancorp has developed a client-driven business strategy which leverages our strategic assets and has significantly improved our financial performance  BUSINESS STRATEGY ELEMENTS:Leverage Payments PlatformValue-added solutionsLow cost fundingSignificant fee incomeBuild out our historically low credit loss lines of businessesFocus on execution  Key Financial Metrics          Q2 2018 YTD   Near term Objective  Multi-year Objective  Core Revenue Growth1  16%  >10%  >10%  Efficiency Ratio1  70%  <69%  <60%  Return on Equity %  12.5%  14.0%  20.0%  Return on Assets %  0.94%  1.20%  1.75%  Tier 1/Avg Assets (consolidated)  8.1%  >8.5%  >9.0%  1

 The Bancorp has a unique deposit gathering platform linked to our payments franchise  …creates a stable, low cost deposit base…    Deposits ($M)1  Other Payments  Prepaid cards  HIGHLIGHTS:Average deposit cost of 0.59% for the quarter ended 6/30/2018Payments represent the largest and fastest growing source of deposits (13% compounded annual growth rate since 2013)Decline in Other reflects the exit of our Health Savings Account business and other non-strategic deposit relationships  1 Based on average annual or YTD balances through 6/30/2018  1

 …which we are utilizing to build our lending franchise  We will continue to grow our historically low losslending activities within our key business lines    Loan balances ($M)1  Institutional Banking    Real Estate Capital Markets  Small Business    Leasing      1 End of period balances  Niche vehicle fleet leasing and management  SBA and other small business lending  Banking and lending solutions for wealth managers  Commercial real estate loan origination and securitization  2018 Compound Annual Growth Rates for period 2013 – Q2 2018: Institutional Banking 24%, Small Business 30%, Leasing 19%  2 Securities-Backed Lines of Credit  2  1

Key differentiators for The Bancorp

1

Leading payments franchise, driving fee income growth

Commencing Phase #3 re-engineering of platform to enable innovative growth

Low cost payments deposits will only partially adjust to increases in market interest rates

Asset sensitive balance sheet with majority of loans and investments that will quickly reprice to higher interest rates

Low credit-loss history lending products have grown rapidly and receive lower risk-based capital treatment

COMPETITIVE EDGE FOR PAYMENTS

FINTECH LEADERSHIP
Unique non-branch platform which leverages technology and strategic partners

CLIENT RELATIONSHIPS
Deep historical ties to leading fin-tech players and entrepreneurial start-ups

OPERATING PLATFORM
Enhanced operational infrastructure supports product and client growth

REGULATORY CAPABILITIES
Significant investment in BSA/AML[1] technology processes, and expansion of staff

IMPACT OF DURBIN ADMENDMENT
Disadvantages for banks over 10- billion in assets

[1]Bank Secrecy Act/Anti-Money Laundering

 1  2    THE BANCORP BUSINESSOur business model and strategy overviewPAYMENTS FRANCHISE OVERVIEWThe Bancorp’s key role in an evolving marketplace

Payments Franchise Overview

2

Our Payments franchise is comprised of the Payments Solutions Group (Issuance) and Payment Acceptance Group (Acceptance)

	BUSINESS OVERVIEW	PARTNERS
Payment Solutions Group Issuing bank for leading prepaid card and debit programs	• Sponsorship of products and services across the payments space • Sponsorship of private label banking (e.g., checking account with a debit card)	PayPal, InComm, WEX Health
Payment Acceptance Group Merchant acquiring, ACH services, and Rapid Funds	• ACH sponsorship of large-scale payment processors (payroll, online billpay, etc.) • VISA/MasterCard sponsorship of large credit card acquiring ISOs[1] and their merchants • Sponsorship of OCT/AFT transactions	Heartland, fiserv., Betterment

[1] Independent Sales Organization (ISO)

9

The Bancorp

 Serving the world’s most successful companies  >110,000,000 Prepaid Cards in U.S. Distribution  1.1+ BillionMerchant Card Transactions Processed in 2017  $560 BillionCombined Annual Payments Processing Volume in 2017   LARGEST #1 Prepaid Card Issuer in U.S.1   8th LARGESTDebit Card Issuer1  TOP 15Automated Clearing House (ACH) Originating Bank  >200kACH Originators Sponsored  Note: Information as of Q2 2018, unless noted as 20171Nilson Report, April 2018 Issue #1129  $4.2 Billion Total Assets  2

Payments Financial Performance

2

Our growing Payments business is the primary driver of non-interest income and the largest source of the Bank's deposits


Gross Dollar Volume (GDV)
$ Billion
Compound Annual Growth 10%
$50
$40
$30
$20
$10
$0
2013
2017

Gross dollar volume represents total annual amount spent


ACH Transactional Volume
Million
Compound Annual Growth 9%
200
150
100
50
0
2013
2017

ACH transactional volume represents total annual number of ACH transfers processed

Financial Highlights

- Largest source of deposits (~$3.0B in 2017, 75% of total)
- Key driver of non-interest income (2017 non-interest income ~$60M, 5% growth YoY, 65% of total 2017 non-interest income)

Key Market Metrics

- Largest U.S. issuer of prepaid cards (>100M)
- 8th largest U.S. debit issuer
- 15th largest U.S. originator of ACH transactions

Sources: National Automated Clearing House Association (NACHA); Nilson Report

11

The Bancorp

Market Sources of Demand

2

The Bancorp delivers the ability to access funds across a wide spectrum of markets

Sources of Funds

Consumer

- General Purpose Reloadable (GPR)
- Travel
- Tax Refund
- Gift Cards
- Debit
- Rapid Funds

Corporate

- Payroll Cards
- Incentives and Rebates
- Healthcare (FSA, HSA, HRA)
- Insurance Casualty
- Corporate Expense
- Transit
- ACH
- Rapid Funds

Government

- Public Benefit and Welfare Programs
- Unemployment Insurance
- Emergency Assistance and Disaster Relief
- Pension, Social Security
- Child Support

12 The Bancorp

Payments Ecosystem

2

The Bancorp plays a key role within a highly developed marketplace


Payment Network
MasterCard
Visa
ISSUANCE
ACCEPTANCE
The Bancorp
Meta Financial
Bank of the Internet
BIN[1] Sponsor
"Issuer"
BIN Sponsor
"Acquirer"/ODFI[2]
The Bancorp
Wells Fargo
Fifth Third
Paypal
InComm
Netspend
Program
Manager
ISO[3]/ Third
Party Sender
Global Payments
Fiserv
Bill.com
Merchant/
Originator
Retail and ecommerce
(7-Eleven, Uber)
Processor
Reload
Networks
Card Production
& Fulfillment
Retail Distribution
Partners
Cardholder
Services
• Galileo
• FIS
• GreenDot
• Western Union
• Typically Program Managers or 3rd Parties
• Walgreens, CVS, Walmart
• Typically Program Managers or 3rd Parties

[1] Bank Identification Number (BIN)
[2] Originating Depository Financial Institution (ODFI)
[3] Independent Sales Organization (ISO)

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The Bancorp

 Payments Business Model  The Bancorp is a leading issuer for debit and prepaid cards and maintains partnerships with many of the sector leaders  AssociationVISA/MasterCard  Merchant  Issuing Banks  Consumer  Acquiring Banks      1    7    2    3    6    5    4    9    8  Program Manager  ISO  Processor  Processor  2

Issuing – Key Roles

2

The Bancorp works in a highly integrated manner with our Program Managers and Processors

Issuing Bank

The Bancorp

"We provide the bank platform…"

- Principal Member and conduit to card networks
- Principal oversight and control of program
- Facilitates the flow of and assumes fiduciary responsibility for funds
- Ensures compliance with applicable law and regulatory guidance
- Settles with the card networks for all transactions

Program Manager

incomm

"…while they manage the client relationship"

- Key Product Management role
  - Identifies target client market
  - Designs fee plans
  - Executes on implementation plan
- Key Marketing role
  - Develops marketing plans
  - Forms relationships with vendors and distributors
- Manages day to day product/program management functions
  - Customer service and customer experience
  - Works with Issuing Bank to manage processors

Processor

GALILEO

"…and they provide accounting and administration"

- Key Functions
  - Creates card accounts, facilitates card production and package delivery
  - Maintains account of record (card balances, transactions, customer interaction history)
  - Interfaces with card networks
- Key Risk Controls
  - Administers program parameters, thresholds and rules
  - Facilitates transaction risk scoring

15 The Bancorp

 ACH Services – Business Model  The Bancorp generates significant transaction volume and revenue from its ACH payments activities  Payments CompanyThird Party Sender  Receiver  ODFI – The Bancorp  Originator  RDFI  2

 ACH Services – Key Roles  2  The Bancorp works in a highly integrated manner with our Third Party Senders  Principal Member and conduit to Federal ReservePrincipal oversight and control  OFDI    Third Party Sender    Originator    Payments expertiseFed/State/Local Payroll Tax management  Employers needing to pay employeesResponsible to taxing authorities   “We provide the bank platform…”  “…while we manage every element of the payroll process…”  “…so our employees payrolls are delivered on time”  “We provide the bank platform…”  “…while we manage all payments processes for our utility biller clients…”  “…so our customers have convenient payment options and our accounts payable is received on time”  PAYROLL  BILL PAY  Fortune 500 Motor Car Company  Fortune 500 Telecomm Company

 Rapid Funds – Business Model  The U.S. Payments Ecosystem has been searching for a solution to “faster” payments for over a decade      VISA and MasterCard developed their own solutions utilizing existing card network rails and the ubiquity of debit cards    Deposit $ to cardOriginal Credit Transaction (OCT)  Purchase using a cardPurchase Transaction  Traditional “pull” from card  New “push” to card      2

2

Rapid Funds – Payment Flows

Real-time payments that are secure, simple and scalable


P2P –
Person to Person
BIN Sponsor
PayPal/Venmo
Association
VISA/MasterCard
VISA
mastercard
Receiver


Corporate
Disbursements
BIN Sponsor
Company/
Organization
Association
VISA/MasterCard
VISA
mastercard
Customer, Partner or
Employee of Company

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The Bancorp

Rapid Funds – Use Cases

2

While Person-To-Person payments have been the earliest to adopt Rapid Funds, corporate disbursements represent the much larger and more lucrative opportunity

Faster Settlement

- On Demand
- Merchant Settlement
- Marketplace
- SMB Invoicing
- Contract Staffing
- Affiliate Marketing
- Digital content

Check Replacement

- Insurance
- Healthcare
- Education
- Government
- Loyalty, Rebates, trials
- Travel and entertainment
- Expense reimbursement

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The Bancorp

Payments High Level Growth Opportunities

2

The Bancorp has significant opportunities to continue to grow our core Payments business and expand into related markets

Payment Issuance (PSG)

- Expanding relationships with long-term strategic clients in a consolidating market
- Enhancing payment solutions offering across market segments
- Develop new programs and partnerships as the market evolves

Payment Acceptance (PAG)

- Built and launched a direct Rapid Funds Transfer channel. Rapid Funds is a new to market Visa/MC card-based transaction type for real-time corporate disbursements and P2P payments
  - Allows The Bancorp to sell a turn-key solution
  - Generates incremental revenue with little incremental expense
- Deepening relationships with long-term strategic clients through cross selling of supplemental payment products

Credit Linkage

- Pursuing opportunities to provide credit to payments partners in the business to business arena
- Evaluating opportunities to expand credit sponsorship in late 2018

21 The Bancorp